UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 14, 2011

Date of Report (date of earliest event reported)

HANMI FINANCIAL CORPORATION

(exact names of registrant as specified in its charter)

Delaware	Commission File Number 000-30421	95-4788120 (I.R.S. Employer Identification Number)
(state or other jurisdiction of incorporation or organization)

3660 Wilshire Boulevard, Ph-A

Los Angeles, California 90010

(Address of principal executive offices, including zip code)

(213) 382-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties, including but not limited to the risk that, because of business, economic or market conditions or for any other reasons within or outside of the Company’s discretion, the Company may decide not to pursue the offering, the offering may not be consummated, or proceeds from the offering are not used as disclosed. In addition to the risks and uncertainties identified above, reference is also made to other risks and uncertainties detailed in reports filed by the Company with the U.S. Securities and Exchange Commission. The Company cautions that the foregoing risks and uncertainties are not exclusive.

Item 8.01.  Other Events.

On November 14, 2011, Hanmi Financial Corporation (the “Company”) issued a press release announcing the commencement of an underwritten public offering of $70 million of the Company’s common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, a copy of certain supplemental disclosures (the “Supplemental Disclosure”) related to the public offering is attached as Exhibit 99.2 to this Current Report on Form 8-K, and the Supplemental Disclosure is incorporated herein by reference. The Supplemental Disclosure is a forecast subject to the safe harbor provisions relating to forward-looking statements contained in the Private Securities and Litigation Reform Act of 1995.

The Company previously filed a Current Report on Form 8-K on June 20, 2011 (the “June 20, 2011 8-K”), which attached certain information relating to the Company as Exhibit 99.2 thereto, and such information was incorporated by reference into Item 8.01 thereof. Pursuant to Rule 412 under the Securities Act, Item 8.01 of the June 20, 2011 8-K is hereby amended and superseded in its entirety by the Supplemental Disclosure attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Press release, dated November 14, 2011, regarding commencement of underwritten public offering.

99.2	Supplemental disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION

November 14, 2011	By:	/S/ JAY S. YOO
Jay S. Yoo
President and Chief Executive Officer

INDEX TO EXHIBITS

Number	Description

99.1	Press release, dated November 14, 2011, regarding commencement of underwritten public offering.

99.2	Supplemental disclosure.

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